JOHCM ASIA EX-JAPAN EQUITY FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated August 1, 2018

to the Summary Prospectus and the Prospectus dated January 28, 2018

CHANGE IN EXPENSE CAP FOR JOHCM ASIA EX-JAPAN EQUITY FUND

Effective August 1, 2018, J O Hambro Capital Management Limited, the investment adviser of the JOHCM Asia Ex-Japan Equity Fund (the “Fund”), has agreed to reduce the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements by increasing the amount of contractual Fee Waivers and Reimbursements it provides to the Fund.

The Fees and Expenses and Example on page 1 of the Summary Prospectus and the sections titled “Fees and Expenses of the Fund” and “Example” beginning on page 21 of the Prospectus are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Shares	Class I Shares	Class II Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.09%	1.09%	1.09%
Distribution (Rule 12b-1) fees	None	0.10%	0.25%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.30%	1.40%	1.55%
Fee Waivers and Reimbursements [1]	(0.50%)	(0.50%)	(0.50%)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements [1]	0.80%	0.90%	1.05%

[1]	J O Hambro Capital Management Limited (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.80%, 0.90% and 1.05% for Institutional Shares, Class I Shares and Class II Shares, respectively, until January 28, 2020. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be as follows:

	1 year	3 years	5 years	10 years
Institutional Shares	$82	$363	$665	$1,524
Class I Shares	$92	$394	$718	$1,636
Class II Shares	$107	$441	$797	$1,803

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.

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